SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report                   November 5, 1999

                                BURKE MILLS, INC.
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                    0-5680                56-0506342
(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
of incorporation or organization                           Identification No.)


191 Sterling Street, N.W.
Valdese, North Carolina                                         28690
(Address of principal executive offices)                      (Zip Code)


                                 (828) 874-6341
              ( Registrant's telephone number, including area code)


ITEM 5. OTHER  EVENTS
---------------------
         On November 5, 1999, the board of directors of Burke Mills, Inc. authorized purchase of company stock on the open market from time to time, as the cash position of the company permits, up to a maximum of 500,000 shares. The company has no plans to undertake any open market purchases of its stock until January 2000. Further, such purchases are not mandatory and will be made at the direction of the Chairman and CEO, Humayun Shaikh, as to timing of purchases and amounts of stock to be purchased.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Burke Mills, Inc.
                                                       Registrant

                                                       By: /s/Charles P. McCamy
                                                          --------------------
                                                              Charles P. McCamy
                                                              President
Date: November 16, 1999